united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Class A Shares (BHTAX)

Class C Shares (BHTCX)

Annual Report
December 31, 2015

1-877-760-0005
WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC
Member FINRA

December 31, 2015

Dear Fund Investors,

2015 proved to quite frustrating for investors with market highs seen in May to be followed by sharply fluctuating indexes for the remainder of the year with the S&P 500 finishing virtually unchanged for the year. Oil, commodities and basic materials continued their swoon, begun in mid-2014. Geopolitical tensions were heightened and terror incidents were more frequent. In the closing quarter the US Fed raised the short term target rate 25 basis points, beginning their long awaited tightening cycle. China continues to have an outsized effect on global equity markets and dominates trading sentiment. Market volatility continues to be elevated with algorithmic and high frequency trading exacerbating market momentum. Higher yielding investments declined most in price in response to the Fed hike but continue to provide reliable dividend and interest payments for cash flow purposes. We continue to see strong employment gains, low inflation and a resilient domestic economy supporting our preference for domestic large cap exposure.

We saw strong positive returns driven by our positions in consumer staples, healthcare, information technology and internet services. More than offsetting these gains were underperformers in the energy and industrial segments as oil declined in price far lower than we projected, reversing our strong first half returns. As such, the fund returned -7.71%/-8.47%, A/C shares respectively for the year.

During the year we reduced exposure to the energy, industrial and financial segments. We added to positions in the consumer staples and technology segments, initiating investments in large cap blue chip stalwarts such as Procter Gamble, Johnson & Johnson, Cisco and Qualcomm. Each possesses a strong balance sheet and growing dividend stream, havens during times of extended market volatility. Strategically, we will continue to position our portfolios in large cap industry leading domestic firms with favorable valuations. Additionally we believe companies delivering high levels of free cash flow will prosper as credit markets tighten. Free cash flow is defined as cash flow from operations less the required capital spending necessary to continue to operate the business. This is truly “free” cash and enables companies to invest in growth initiatives, provide increasing dividend streams, stock buybacks, acquisitions and other shareholder enhancing measures. We wish to minimize exposure to industries that require constant cash injections via capital markets as credit markets tighten. Positively, tight credit markets and wider yield spreads also translate into lower bond prices and higher yields. We can finally foresee the inclusion of bonds in our portfolio if trends continue.

One of our more reliable risk indicators for equity investment is found in the credit markets, more particularly in the behavior of high yield corporate bonds. This has begun to flash yellow. Both the high yield index and the S&P 500 peaked in May of 2015. Through the remainder of 2015 high yield bonds have dropped approximately 11%, while the S&P 500 declined only 4%. In our experience equities typically follow the credit markets. This indicator provides a window into investor’s appetite for risk and is useful in helping to determine the proper investment posture. As such we believe a more conservative allocation is prudent. Tactically, we have begun to trim our long term winners with higher valuations that have reached portfolio weightings in excess of 5%. A defensive posture will also require higher levels of cash in the intermediate term to take advantage of market volatility in the future. We anticipate holding upwards of 10% in cash for the intermediate term, selling into market strength. We wish to have capital protected to take advantage of market declines. We remain prudent stewards of capital as we navigate the current volatility.

We wish a Happy New Year and a prosperous 2016 to all.

Best regards,

Beech Hill Advisors

7059-NLD-2/24/2016

Beech Hill Total Return Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, as compared to its benchmark:

	1 Year	3 Year	Since Inception***
Beech Hill Total Return Fund Class A	(7.71)%	3.70%	2.16%
Beech Hill Total Return Fund Class A with load	(11.43)%	2.29%	1.31%
Beech Hill Total Return Fund Class C	(8.47)%	2.89%	1.38%
S&P 500 Total Return Index **	1.38%	15.13%	12.13%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contactually agreed to reduce its fees and to reimburse expenses at least until April 30, 2016. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees, is 2.87% for Class A shares, and 3.62% for Class C shares per the most recent prospectus. Class A shares are subject to a maximum sales charge of 4.00% imposed on purchases. Purchases of $1million or more of Class A shares may be subject to a contigent defered sales charge of up to 0.50% on shares redeemed within the first 18 months after purchase. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	Inception date is January 24, 2011.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of December 31, 2015	% of Net Assets
Real Estate Investment Trusts	18.1%
Pharmaceuticals	15.1%
Internet	10.7%
Telecommunications	9.2%
Pipelines	4.9%
Food	4.1%
Computers	3.8%
Entertainment	3.5%
Diversified Financial Services	3.2%
Biotechnology	3.1%
Other	17.0%
Short-Term Investments	7.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Beech Hill Total Return Fund

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	COMMON STOCK - 86.8%
	AUTO MANUFACTURERS - 3.1%
10,000	General Motors Co.	$340,100

	BIOTECHNOLOGY - 3.1%
3,375	Gilead Sciences, Inc.	341,516

	COMMERCIAL SERVICES - 1.6%
5,000	PayPal Holdings, Inc. *	181,000

	COMPUTERS - 3.8%
4,000	Apple, Inc.	421,040

	COSMETICS/PERSONAL CARE - 1.8%
2,500	Procter & Gamble Co.	198,525

	DIVERSIFIED FINANCIAL SERVICES - 3.2%
5,000	American Express Co.	347,750

	ENTERTAINMENT - 3.5%
20,675	Regal Entertainment Group	390,137

	FOOD - 1.4%
3,000	Tyson Foods, Inc.	159,990

	INSURANCE - 2.7%
2,250	Berkshire Hathaway, Inc. *	297,090

	INTERNET - 10.7%
700	Alphabet, Inc. *	544,607
3,000	Facebook, Inc. *	313,980
14,000	Twitter, Inc. *	323,960
		1,182,547
	MISCELLANEOUS MANUFACTURING - 2.3%
6,000	Textron, Inc.	252,060

	PHARMACEUTICALS - 15.1%
7,000	AbbVie, Inc.	414,680
4,000	Express Scripts Holding Co. *	349,640
3,000	Johnson & Johnson	308,160
4,500	Merck & Co., Inc.	237,690
11,000	Pfizer, Inc.	355,080
		1,665,250

See accompanying notes to financial statements.

Beech Hill Total Return Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value
	PIPELINES - 4.9%
18,575	Energy Transfer Equity LP	$255,221
12,000	Spectra Energy Corp.	287,280
		542,501
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 15.3%
25,000	DDR Corp.	421,000
3,500	Digital Realty Trust, Inc.	264,670
8,000	Ventas, Inc.	451,440
8,000	Welltower, Inc.	544,240
		1,681,350
	RETAIL - 2.8%
4,000	Tiffany & Co.	305,160

	SEMICONDUCTORS - 2.3%
5,000	QUALCOMM, Inc.	249,925

	TELECOMMUNICATIONS - 9.2%
10,000	AT&T, Inc.	344,100
12,500	Cisco Systems, Inc.	339,438
7,000	Verizon Communications, Inc.	323,540
		1,007,078

	TOTAL COMMON STOCK (Cost $9,186,005)	9,563,019

	PREFERRED STOCK - 10.2%
	FOOD - 2.7%
4,850	Tyson Foods, Inc. *	294,298

	HEALTHCARE SERVICES - 2.9%
7,000	Anthem, Inc. *	322,350

	MINING - 1.8%
6,000	Alcoa, Inc. *	199,860

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.8%
3,000	American Tower Corp. *	303,000

	TOTAL PREFERRED STOCK (Cost $874,926)	1,119,508

See accompanying notes to financial statements.

Beech Hill Total Return Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 7.3%
	MONEY MARKET FUND - 7.3%
802,341	Dreyfus Treasury Prime Cash Management, Institutional Class, 0.01%** (Cost $802,341)	$802,341

	TOTAL INVESTMENTS - 104.3% (Cost $10,863,272) (a)	11,484,868
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.3)%	(475,779)
	TOTAL NET ASSETS - 100.0%	$11,009,089

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

LP- Limited Partnership

REIT- Real Estate Investment Trust

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,863,272 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,074,598
Unrealized depreciation:	(453,002)
Net unrealized appreciation:	$621,596

See accompanying notes to financial statements.

Beech Hill Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investment securities:
At cost	$10,863,272
At value	$11,484,868
Receivable due from Advisor	881
Dividends and interest receivable	15,128
Prepaid expenses and other assets	14,454
TOTAL ASSETS	11,515,331

LIABILITIES
Payable for Fund shares redeemed	451,582
Fee Payable to related parties	17,530
Distribution (12b-1) fees payable	9,097
Trustee Fees payable	432
Accrued expenses and other liabilities	27,601
TOTAL LIABILITIES	506,242
NET ASSETS	$11,009,089

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$11,383,244
Undistributed net investment income	3,580
Accumulated net realized loss from investment transactions and foreign currency	(999,331)
Net unrealized appreciation on investments and foreign currency	621,596
NET ASSETS	$11,009,089

Net Asset Value Per Share:
Class A Shares:
Net Assets	$949,166
Shares of beneficial interest outstanding	96,302
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$9.86
Maximum offering price per share
(net asset value plus maximum sales charge of 4.00%) (c)	$10.27

Class C Shares:
Net Assets	$10,059,923
Shares of beneficial interest outstanding	1,042,091
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.65

(a)	For certain Class A purchases of $1 million or more, a 0.50% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Beech Hill Total Return Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of withholding taxes of $2,347)	$320,321
TOTAL INVESTMENT INCOME	320,321

EXPENSES
Investment advisory fees	122,465
Distribution (12b-1) fees:
Class A	2,425
Class C	112,765
Administrative services fees	36,069
Transfer agent fees	26,836
Accounting services fees	22,342
Audit fees	16,502
Compliance officer fees	13,969
Legal Fees	12,334
Trustees’ fees and expenses	10,866
Printing and postage expenses	10,410
Registration fees	5,201
Custodian fees	5,000
Non 12b-1 shareholder servicing fees	1,530
Insurance expense	493
Other expenses	2,014
TOTAL EXPENSES	401,221

Less: Fees waived	(102,334)
NET EXPENSES	298,887

NET INVESTMENT INCOME	21,434

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from:
Investment transactions	(121,023)
Net change in unrealized depreciation on:
Investment transactions and foreign currency translations	(947,680)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(1,068,703)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,047,269)

See accompanying notes to financial statements.

Beech Hill Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
FROM OPERATIONS
Net investment income (loss)	$21,434	$(16,736)
Net realized loss from investment transactions and foreign currency transactions	(121,023)	(71,167)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(947,680)	137,244
Net increase (decrease) in net assets resulting from operations	(1,047,269)	49,341

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(22,640)	—
Class C	(176,004)	—
From return of capital:
Class A	—	(1,474)
Class C	—	(19,684)
From net realized gains:
Class A	—	(50,535)
Class C	—	(674,931)
From Distributions to shareholders	(198,644)	(746,624)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	358,532	36,809
Class C	2,018,490	2,861,385
Net asset value of shares issued in reinvestment of distributions:
Class A	22,640	52,009
Class C	176,004	694,615
Redemption fee proceeds:
Class A	—	5
Class C	3	60
Payments for shares redeemed:
Class A	(167,360)	(4,500)
Class C	(1,937,134)	(468,677)
Net increase in net assets from shares of beneficial interest	471,175	3,171,706

TOTAL INCREASE (DECREASE) IN NET ASSETS	(774,738)	2,474,423

NET ASSETS
Beginning of Year	11,783,827	9,309,404
End of Year *	$11,009,089	$11,783,827
* Includes accumulated net investment income of:	$3,580	$30,776

See accompanying notes to financial statements.

Beech Hill Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
SHARE ACTIVITY
Class A:
Shares Sold	32,212	3,200
Shares Reinvested	2,240	4,953
Shares Redeemed	(14,573)	(374)
Net increase in shares of beneficial interest outstanding	19,879	7,779

Class C:
Shares Sold	188,632	244,983
Shares Reinvested	18,018	67,504
Shares Redeemed	(185,774)	(39,907)
Net increase in shares of beneficial interest outstanding	20,876	272,580

See accompanying notes to financial statements.

Beech Hill Total Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$10.94	$11.51	$9.79	$9.39	$10.00
Activity from investment operations:
Net investment income (2)	0.09	0.07	0.12	0.22	0.05
Net realized and unrealized gain (loss) on investments	(0.93)	0.09	1.71	0.35	(0.66)
Total from investment operations	(0.84)	0.16	1.83	0.57	(0.61)
Less distributions from:
Net Investment Income	(0.24)	—	—	(0.14)	—
Return of Capital	—	(0.02)	(0.11)	—	—
Net Realized Gains	—	(0.71)	—	(0.03)	—
Total distributions	(0.24)	(0.73)	(0.11)	(0.17)	—
Paid-in-Capital From Redemption Fees (7)	—	—	—	—	—
Net asset value, end of period	$9.86	$10.94	$11.51	$9.79	$9.39
Total return (3)	(7.71)%	1.64%	18.87%	6.08%	(6.10	)% (6)
Net assets, at end of period (000s)	$949	$836	$790	$500	$169
Ratio of gross expenses to average net assets (4)(5)(8)	2.59%	2.85%	3.18%	2.84%	4.34%
Ratio of net expenses to average net assets (5)(8)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (5)(8)	0.86%	0.56%	1.19%	2.28%	0.64%
Portfolio Turnover Rate	80%	84%	100%	61%	38	% (6)

(1)	The Beech Hill Total Return Fund’s Class A shares commenced operations January 24, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

(8)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$10.72	$11.38	$9.70	$9.33	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	(0.02)	0.05	0.15	(0.02)
Net realized and unrealized gain (loss) on investments	(0.92)	0.09	1.69	0.34	(0.65)
Total from investment operations	(0.91)	0.07	1.74	0.49	(0.67)
Less distributions from:
Net investment Income	(0.16)	—	—	(0.09)	—
Return of Capital	—	(0.02)	(0.06)	—	—
Net Realized Gains	—	(0.71)	—	(0.03)	—
Total distributions	(0.16)	(0.73)	(0.06)	(0.12)	—
Paid-in-Capital From Redemption Fees (7)	—	—	—	—	—
Net asset value, end of period	$9.65	$10.72	$11.38	$9.70	$9.33
Total return (3)	(8.47)%	0.86%	17.98%	5.22%	(6.70	)% (6)
Net assets, at end of period (000s)	$10,060	$10,948	$8,519	$7,957	$7,014
Ratio of gross expenses to average net assets (4)(5)(8)	3.34%	3.60%	3.92%	3.77%	4.32%
Ratio of net expenses to average net assets (5)(8)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets (5)(8)	0.12%	(0.21)%	0.46%	1.59%	(0.23)%
Portfolio Turnover Rate	80%	84%	100%	61%	38	% (6)

(1)	The Beech Hill Total Return Fund’s Class C shares commenced operations January 24, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

(8)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Load-waved purchases of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within 18 months of purchase. Class C shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$9,563,019	$—	$—	$9,563,019
Preferred Stock	1,119,508	—	—	1,119,508
Short-Term Investments	802,341	—	—	802,341
Total	$11,484,868	$—	$—	$11,484,868

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return filed for the open tax years (2012 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $10,264,910 and $9,027,043 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Beech Hill Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. During the year ended December 31, 2015, the Advisor earned $122,465 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses’ fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses) borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation do not exceed 1.75% and 2.50% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively (the “expense limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund Operating Expenses attributable to Class A and Class C shares subsequently exceed the expense limitation the reimbursements shall be suspended. As of December 31, 2015, fee waivers subject to total recapture by the Advisor was $124,794 by December 31, 2016, $120,607 by December 31, 2017 and $102,334 by December 31, 2018.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

The Advisor may seek reimbursement only for total expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2015, the Advisor waived fees in the amount of $102,334.

During the year ended December 31, 2015, Beech Hill Securities, Inc., a registered broker/dealer and an affiliate of the Fund, executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $14,845 in brokerage commissions during the period.

The Trust has adopted the Trust’s Master Distribution Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A and Class C shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Class A and Class C shares incurred $2,425 and $112,765 of said 12b-1 fees, respectively, during the year ended December 31, 2015.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. For the year ended December 31, 2015, the Distributor received $0 in underwriting commissions for sales of Class A and Class C shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of theTrust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended December 31, 2015, the Fund received $3 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2015 and December 31, 2014 was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$198,644	$—
Long-Term Capital Gain	—	725,466
Return of Capital	—	21,158
	$198,644	$746,624

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$3,580	$—	$(495,952)	$—	$(503,379)	$621,596	$(374,155)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $503,379.

At December 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$495,952	$—	$495,952

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Permanent book and tax differences, primarily attributable to adjustments related to publicly traded partnerships and C-Corporation return of capital distributions resulted in reclassification for the Fund for the year end December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$150,014	$(150,014)

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Beech Hill Total Return Fund

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period January 24, 2011 (commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of 5, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beech Hill Total Return Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period January 24, 2011 through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2016

Beech Hill Total Return Fund* – Adviser: Beech Hill Advisors, Inc.

In connection with the regular meeting held on November 16 & 17, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc. (“Beech Hill”) and the Trust, with respect to the Beech Hill Total Return Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Beech Hill, owned by a full-service broker dealer, was founded in 1987 and currently manages approximately $253 million in assets, providing customized investment strategies specific to the financial goals and objectives of individuals, families and institutional clients. They reviewed the background of the key investment personnel responsible for servicing the Fund taking into consideration their education and noting they are a veteran investment team with diverse financial industry experience. The Trustees noted that Beech Hill’s investment process involves a combination of fundamental bottom up research, macro top-down research and technical analysis to make security selections. The Trustees further noted that Beech Hill monitors compliance with the Fund’s investment limitations utilizing live time market linked spreadsheets, reviewed daily. They further noted the Fund utilized Beech Hill’s affiliated broker dealer, Beech Hill Securities, for trade execution on an agency basis, and that such relationship is continuously monitored by the Board to ensure the Fund receives industry competitive commission rates. They noted positively that Beech Hill noted no material compliance or litigation issues since the last advisory agreement approval. The Board noted the longevity of Beech Hill’s investment team brings stability and continuity to the investment process and firm, and that it operates akin to a boutique investment firm, to the benefit of clients and shareholders. The Trustees further noted that Beech Hill has the ability to leverage the entirety of the larger organization’s resources for operational support. The Board concluded that Beech Hill should continue to provide a quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s objective noting that the Fund is rated a 4-star fund by Morningstar as of September 1, 2015. They considered that this rating was curious given the Fund’s 3 year ranking in the 45th percentile versus its 1 year ranking in the 94th percentile. The Trustees noted that the Fund has a standard deviation that is 33% higher than its category average with a low Sharpe ratio of 0.36 and Sortino ratio of 0.54. They further noted that the Fund is capturing less upside and more downside over the last one year, but over the longer 3 year period captured more upside. The Trustees agreed that the Fund has performed better than its category and better than Beech Hill selected peer group, though it continues to slightly trail Beech Hill’s separate accounts. The Trustees concluded that the Fund continued to perform consistently within the guidelines of the prospectus and agreed that performance was satisfactory.

Fees and Expenses. The Trustees reviewed the Fund’s advisory fee and net expense ratio noting that the advisory fee of 1.00% is higher than the peer group and Morningstar category averages, but well within the range of fees charged by the funds in the benchmark groups (0.50%-1.10% and 0%-1.77%, respectively). They noted the net expense ratio was also within the range of both benchmark groups. The Trustees considered the size of the Fund relative to the size of peer funds noting that the relatively higher net expense ratio is due, in part, to the smaller size of the Fund and its inability to achieve economies at this time. The Trustees noted that Beech Hill had contractually agreed to limit Fund expenses pursuant to an expense limitation agreement through April 30, 2016. After further discussion, the Trustees agreed that the fee was reasonable.

Economies of Scale. The Trustees noted that there is an expense limitation agreement in place that has, and will continue to benefit shareholders. The Trustees concluded that until the Fund reaches a more significant size, the absence of breakpoints is acceptable. The Trustees considered that Beech Hill believes economies may be achieved at certain levels as discussed at the Meeting. The Trustees agreed to revisit the matter of economies of scale at the Fund’s next annual review.

Profitability. The Trustees reviewed a profitability analysis provided by Beech Hill and noted that Beech Hill affiliated broker dealer receives 12b-1 fees and brokerage commissions from the Fund. They noted, however, that Beech Hill realized a loss in connection with its relationship with the Fund during the last year, and is currently waiving a majority of its advisory fee, and is reimbursing additional expenses associated with the operation of the Fund. They acknowledged that with the other expenses Beech Hill incurs in managing the Fund, Beech Hill realizes a net loss with respect to its relationship with the Fund. Based on the information provided, the Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from Beech Hill as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Beech Hill Total Return Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Beech Hill Total Return Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions of, Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/15	12/31/15	7/1/15 –12/31/15	7/1/15 –12/31/15
Class A	$1,000.00	$882.30	$8.30	1.75%
Class C	1,000.00	878.90	11.84	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/15	12/31/15	7/1/15 –12/31/15	7/1/15 –12/31/15
Class A	$1,000.00	$1,016.38	$8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 –2011).	119	Schroder Global Series Trust (since 2012);Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014)and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011);Global Real Estate Fund (2008-2011);The World Funds Trust (2010-2013);Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.(2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15 – NLFT_v2

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 -2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 -2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 -2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

12/31/15 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR
Beech Hill Advisors, Inc
880 Third Ave., 16th Floor
New York, NY 10022

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are independent audit committee financial experts.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $13,500

2014 - $13,000

(b)	Audit-Related Fees

2015 – None

2014 – None

(c)	Tax Fees

2015 - $3,000

2014 - $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 – None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/1/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/1/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/1/16